Segment reporting (Tables)	9 Months Ended
Sep. 30, 2023
Segment reporting [Abstract]
Total Revenues
The below table details the Company’s total revenues:
$ in thousands	Q3 2023	Q3 2022	9M 2023	9M 2022
Time charter revenues[1]	17,859	19,884	58,339	57,208
Voyage charter revenues	112,464	88,343	355,444	226,651
Shipping revenues	130,322	108,227	413,783	283,860
Other revenues[2]	1,243	1,711	3,397	2,392
Total revenues	131,565	109,938	417,180	286,251
[1] Time charter revenues is presented in accordance with IFRS 16 Leases, while the portion of time charter revenues related to technical management services, equaling $4.3 million in the third quarter of 2023, $4.7 million in the third quarter of 2022, $15.1 million in the first nine months of 2023 and $14.2 million in the first nine months of 2022 is recognized in accordance with IFRS 15 Revenue from Contracts with Customers.
[2] Other revenues mainly relate to technical management services provided.